INVESTMENT IN AFFILAITES	6 Months Ended
Jun. 30, 2017
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENT IN AFFILAITES
NOTE 6:-	INVESTMENT IN AFFILAITES

On December 17, 2014 ("Loan Grant Date"), the Company, Merck Holdings Netherlands B.V. and Neviah Genomics Ltd. ("Neviah"), a start-up company established jointly by the Company, Merck KGaA and Merck Holdings Netherlands B.V., entered into Convertible Bridge Loan ("Loan") Agreement ("Loan Agreement") in the amount of € 500,000 ("Loan Amount") to finance Neviah's operations. Under the Loan agreement, the Company provided $ 155, reflecting its respective portion of the Loan Amount. The Loan was granted for a period of 18 months from the Loan Grant Date ("Loan Term") and bears interest at an annual rate of 2%.

In accordance with the Loan Agreement, the Company exercised its right to convert its respective portion of the outstanding Loan Amount into Preferred A Shares of Neviah (at a conversion rate of one Preferred A share per Euro).

On April 2, 2017, Neviah issued to the Company 131,440 Preferred A Shares. Following the conversion, the Company's equity ownership of Neviah was 25.12%.

The Company accounts for its investment in Neviah under the equity method in accordance with ASC 323, "Investments-Equity Method". Since Neviah is in accumulated loss position until June 30, 2017 and because the Company has no commitment to fund Neviah's operations, no investment account was recorded in the Company's consolidated financial statements as of June 30, 2017, or December 31, 2016.